Exhibit 99.3

INTERSECTIONS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	(in thousands, except share and per share data)

	2012	2011	2012	2011

Revenue	$86,653	$94,328	$264,804	$278,858
Operating expenses:
Marketing	4,882	8,706	16,115	27,757
Commissions	22,224	26,549	69,620	81,792
Cost of revenue	27,149	29,304	79,724	82,541
General and administrative	19,796	18,717	58,680	52,541
Depreciation	2,533	2,498	7,483	6,588
Amortization	885	906	2,656	2,923
Total operating expenses	77,469	86,680	234,278	254,142

Income from operations	9,184	7,648	30,526	24,716
Interest income	-	1	-	7
Interest expense	(33)	(190)	(314)	(506)
Other income, net	221	124	271	251
Income before income taxes	9,372	7,583	30,483	24,468
Income tax expense	(3,710)	(2,961)	(12,393)	(10,077)
Net income	$5,662	$4,622	$18,090	$14,391

Basic earnings per common share	$0.32	$0.27	$1.02	$0.84

Diluted earnings per common share	$0.30	$0.24	$0.96	$0.76

Cash dividends paid per common share	$0.20	$0.20	$0 .60	$0.50

Weighted average common shares outstanding – basic	17,966	17,128	17,749	17,197
Weighted average common shares outstanding – diluted	19,054	18,931	18,859	19,055

INTERSECTIONS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2012	December 31, 2011
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$30,058	$30,834
Accounts receivable, net	25,745	24,790
Prepaid expenses and other current assets	5,051	6,440
Income tax receivable	5,042	245
Deferred subscription solicitation costs	9,020	14,463
Total current assets	74,916	76,772
PROPERTY AND EQUIPMENT, net	19,819	23,818
DEFERRED TAX ASSET, net	-	2,188
LONG-TERM INVESTMENT	9,577	4,327
GOODWILL	43,235	43,235
INTANGIBLE ASSETS, net	8,413	11,069
OTHER ASSETS	3,564	5,342
TOTAL ASSETS	$159,524	$166,751

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$3,091	$1,526
Accrued expenses and other current liabilities	14,563	13,781
Accrued payroll and employee benefits	3,607	5,207
Current portion of debt	-	20,000
Capital leases, current portion	832	1,351
Commissions payable	535	696
Deferred revenue	5,581	4,740
Deferred tax liability, net, current portion	4,506	4,506
Total current liabilities	32,715	51,807
OBLIGATIONS UNDER CAPITAL LEASES, less current portion	1,656	2,301
OBLIGATIONS UNDER CAPITAL LEASES, less current portion	5,333	4,756
DEFERRED TAX LIABILITY, net	116	-
TOTAL LIABILITIES	$39,820	$58,864

STOCKHOLDERS' EQUITY:
Common stock	209	201
Additional paid-in capital	118,318	113,634
Treasury stock	(29,833)	(29,551)
Retained earnings	31,010	23,603
TOTAL STOCKHOLDERS’ EQUITY	119,704	107,887
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$159,524	$166,751

INTERSECTIONS INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)
	Nine Months Ended September 30,
	2012	2011
Net income	$18,090	$14,391
Adjustments to reconcile net income to cash flows provided by operating activities:
Depreciation	7,483	6,588
Amortization	2,656	2,923
Amortization of debt issuance cost	46	-
Provision for doubtful accounts	129	(20)
Share based compensation	5,583	5,323
Amortization of non-cash consideration exchanged for additional investment	(837)	-
Amortization of deferred subscription solicitation costs	19,251	35,477
Foreign currency transaction gains, net	(249)	(114)
Changes in assets and liabilities:
Accounts receivable	(1,407)	(3,176)
Prepaid expenses and other current assets	1,389	(808)
Income tax, net	(4,797)	(9,318)
Excess tax benefit upon vesting of restricted stock units and stock option exercises	(1,487)	(7,343)
Deferred subscription solicitation costs	(12,375)	(28,181)
Other assets	873	(26)
Accounts payable	1,505	(275)
Accrued expenses and other current liabilities	1,481	586
Accrued payroll and employee benefits	(1,600)	966
Commissions payable	(160)	(69)
Deferred revenue	(395)	(139)
Deferred income tax, net	3,791	10,232
Other long-term liabilities	(353)	456
Cash flows provided by operating activities	38,617	27,473
CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from the sale of discontinued operations	-	1,750
Proceeds of additional interest in long-term investment	(2,250)	-
Proceeds from the sale of short-term investment	-	4,994
Acquisition of property and equipment	(4,280)	(8,769)
Proceeds from reimbursements for property and equipment	157	1,220
Cash flows used in investing activities	(6,373)	(805)
CASH FLOWS USED IN FINANCING ACTIVITIES:
Repayments under Credit Agreement	(20,000)	-
Borrowings under Credit Agreement	-	20,000
Cash dividends paid on common shares	(10,683)	(8,631)
Capital lease payments	(1,164)	(1,266)
Purchase of treasury stock	(282)	(19,603)
Excess tax benefit upon vesting of restricted stock units and stock option exercises	1,487	7,343
Withholding tax payment on vesting of restricted stock units and stock option exercises	(3,416)	(10,334)
Cash proceeds from stock option exercises	1,038	902
Cash flows used in financing activities	(33,020)	(11,589)
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(776)	15,079
CASH AND CASH EQUIVALENTS—Beginning of period	30,834	14,453
CASH AND CASH EQUIVALENTS—End of period	$30,058	$29,532

INTERSECTIONS INC.
OTHER DATA
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Subscribers at beginning of period	4,668	4,742	4,945	4,150
Reclassed subscribers	-	-	-	148
New subscribers – indirect	197	398	527	1,218
New subscribers – direct	118	274	357	932
Cancelled subscribers within first 90 days of subscription	(58)	(133)	(196)	(460)
Cancelled subscribers after first 90 days of subscription	(305)	(387)	(1,013)	(1,094)
Subscribers at end of period	4,620	4,894	4,620	4,894
Non-Subscriber customers	3,658	4,741	3,658	4,741
Total customers at end of period	8,278	9,635	8,278	9,635

Indirect subscribers	51.8%	49.1%	51.8%	49.1%
Direct subscribers	48.2	50.9	48.2	50.9
	100.0%	100.0%	100.0%	100.0%

*Cancellations within first 90 days of subscription	18.4%	19.8%	22.2%	17.7%
**Cancellations after first 90 days of subscription	23.4%	23.7%	23.4%	23.7%

***Overall retention	73.1%	71.7%	73.1%	71.7%

Percentage of revenue from indirect marketing arrangements to total customer revenue	18.9%	17.1%	17.8%	14.2%

Percentage of revenue from direct marketing arrangements to total customer revenue	81.1	82.9	82.2	85.8

Total customer revenue	100.0%	100.0%	100.0%	100.0%

* Percentage of cancellation within the first 90 days to subscriber additions for the period

** Percentage of cancellations greater than 90 days to the number of subscribers at the beginning of the period plus new subscribers during the period less cancellations within the first 90 days on a rolling 12 month basis

*** On a rolling 12 month basis by taking subscribers at the end of the period divided by the sum of the subscribers at the beginning of the period plus additions for the period

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

Intersections Inc.
Reconciliation of Non-GAAP Financial Measures
(dollars in thousands, except for per subscriber information)

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures. Consolidated adjusted EBITDA before share related compensation is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others. Share related compensation includes non-cash share based compensation, as well as, dividend equivalent cash payments to restricted stock unit (“RSU”) holders. An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies. Management strongly encourages shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

(1) Consolidated adjusted EBITDA before share related compensation, represents consolidated income (loss) before income taxes plus share related compensation, non-cash goodwill, intangible and long-lived asset impairment charges, depreciation and amortization, interest income (expense), gain on settlement, net and other income (expense). We believe that the consolidated adjusted EBITDA before share related compensation calculation provides useful information to investors because they are indicators of our operating performance. Consolidated adjusted EBITDA before share related compensation is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry. Our Board of Directors and management use consolidated adjusted EBITDA before share related compensation to evaluate the operating performance of the company and to make compensation and bonus determinations.

We provide this information to show the impact of share related compensation on our operating results, as it is excluded from our internal operating and budgeting plans and measurements of financial performance; however, we do consider the dilutive impact to our shareholders when awarding share related compensation and consider both the Black-Scholes value and GAAP value in connection therewith, and value such awards accordingly.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

We do not consider share related compensation charges when we evaluate the performance of our individual business groups or formulate our short and long-term operating plans. Due to its nature, individual managers generally are unable to project the impact of share related compensation and accordingly we do not hold them accountable for the impact of equity award grants. When we consider making share related compensation grants, we primarily take into account the need to attract and retain high quality employees, overall shareholder dilution and the Black-Scholes values of the equity grant to the recipient, rather than the potential accounting charges associated with such grants. For comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes share related compensation in order to better understand the long-term performance of our core business and to compare our results to the results of our peer companies because of varying available valuation methodologies and the variety of award types that companies can use under GAAP. Furthermore, the value of share related compensation is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control. Accordingly, we believe that the presentation of adjusted EBITDA before share related compensation when read in conjunction with our reported GAAP results can provide useful supplemental information to our management, to investors and to our lenders regarding financial and business trends relating to our financial condition and results of operations.

Adjusted EBITDA before share related compensation has limitations due to the fact it does not include all compensation related expenses. For example, if we only paid cash based compensation as opposed to a portion in share related compensation, the cash compensation expense included in our general and administrative expenses would be higher. We compensate for this limitation by providing information required by GAAP about outstanding share based awards in the footnotes to our financial statements in our SEC filings. We believe equity based compensation is an important element of our compensation program and all forms of share related awards are valued and included as appropriate in our operating results.

The following table reconciles consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation, as defined for the previous seven quarters and year-to-date through December 31, 2011. In managing our business, we analyze our performance quarterly on a consolidated income (loss) before income tax basis.

INTERSECTIONS INC. OTHER DATA, continued (Unaudited)

	2011				2012
	For the Three Months Ended				For the Three Months Ended

	March 31	June 30	September 30	December 31	March 31	June 30	September 30
Reconciliation from consolidated income before income taxes to consolidated adjusted EBITDA before share related compensation

Consolidated income before income taxes	$7,882	$9,003	$7,583	$7,389	$10,517	$10,594	$9,372
Non-cash share based compensation	1,690	1,805	1,828	1,267	1,841	1,947	1,795
Dividend equivalent payments to RSU holders	384	341	454	455	436	371	364
Depreciation	1,923	2,167	2,498	2,453	2,494	2,456	2,533
Amortization	1,000	1,017	906	905	885	886	885
Interest expense, net	100	210	189	310	151	130	33
Gain on settlement, net	-	-	-	(1,413)	-	-	-
Other expense (income), net	47	(174)	(124)	(31)	(34)	(16)	(221)
Consolidated adjusted EBITDA before share related compensation (1)	$13,026	$14,369	$13,334	$11,335	$16,290	$16,368	$14,761

	For the Nine Months Ended September 30,
	2011	2012
Reconciliation from consolidated income before income taxes to consolidated adjusted EBITDA before share related compensation
Consolidated income before income taxes	$24,468	$30,483
Non-cash share based compensation	5,323	5,583
Dividend equivalent payments to RSU holders	1,179	1,171
Depreciation	6,588	7,483
Amortization	2,923	2,656
Interest expense, net	499	314
Gain on settlement, net	-	-
Other income, net	(251)	(271)
Consolidated adjusted EBITDA before share related compensation (1)	$40,729	$47,419

For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

Contact:

Intersections Inc.
Eric Miller
(703) 488-6100
intxinvestorrelations@intersections.com